COLONIAL COUNSELOR SELECTsm INCOME PORTFOLIO
                 COLONIAL COUNSELOR SELECTsm BALANCED PORTFOLIO
                  COLONIAL COUNSELOR SELECTsm GROWTH PORTFOLIO

    Supplement to the January 29, 1999 Prospectus, Revised February 26, 1999

The Portfolios' Prospectus is amended as follows:

The Newport Asia Pacific Fund (Fund), advised by Newport Funds Management, Inc. (Advisor), is added to the list of Underlying Liberty Stock Funds. The Newport Tiger Fund is deleted from the list of Underlying Stock Funds.

The Fund seeks capital appreciation.

The Fund normally invests at least 80% of its total assets in equity securities of companies whose principal activities are in Asia or the Pacific Basin. Such countries may include Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, South Korea, Taiwan and Thailand. Many of these countries do not have highly developed economies and securities markets (emerging market countries). Although the amount of the Fund's assets invested in emerging market countries will vary over time, the Fund may invest all of its assets in emerging markets securities. Normally, the Fund expects to invest its assets in a number of countries and issuers. Under normal conditions, a significant portion of the Fund's assets will be invested in issuers whose principal activities are in Japan and Hong Kong (including Chinese issuers whose securities trade principally in Hong Kong markets).

The Fund will not limit its investments to any particular type of company. The Fund may invest in the equity securities of companies, large or small, whose earnings, the Advisor believes, are in a relatively strong growth trend, or in companies whose securities the Advisor believes are undervalued. These companies may present greater opportunities for capital appreciation, but also may involve greater risk.

The Advisor determines where an issuer's principal activities are located by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets.

Regional Concentration and Trends. Because the Fund, under normal circumstances, invests substantially all of its assets in a single region, the Asia and Pacific Basin region, the Fund's investments will be susceptible to regional trends. The prices of the Fund's portfolio securities, and, therefore, the net asset value of Fund shares, may be adversely affected by negative economic or political events in any of the countries in the Asian and Pacific Basin region and in the region as a whole. In addition, recent events in a number of the Tiger countries of Asia (i.e., Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, the People's Republic of China and the Philippines) have highlighted the financial interdependence of the region and demonstrated that negative financial events in one such country may have far-reaching negative effects throughout the region. The uncertainty surrounding the effects of these events may negatively impact the Fund's return and the value of the Fund's shares.

Investments in One or a Limited Number of Countries. The Fund seeks to reduce risk by investing its assets in a number of markets and issuers. However, the Fund may invest a substantial amount of its net assets in issuers located in a single country. Under normal conditions, the Fund intends to invest a significant portion of its assets in issuers whose principal activities are in Japan and Hong Kong (including Chinese issuers whose securities trade principally in Hong Kong markets). To the extent that the Fund invests a significant portion of its assets in a single or limited number of countries, the Fund's investment performance correspondingly will be more dependent upon the economic, political and social conditions and changes in that country or countries, and the risks associated with investments in such country or countries will be particularly significant. The Fund's ability to focus its investments in one or a limited number of countries may have the effect of increasing the volatility (fluctuations in share value) of the Fund. The Fund's performance or investments may be particularly sensitive to the economic, political and social conditions in Japan and Hong Kong as a result of significant investment of assets in Japanese and Hong Kong issuers and issuers in other Asian and Pacific Basin countries, many of which are directly affected by Japanese and Hong Kong capital investments in the region and by consumer demands in Japan and Hong Kong. In Japan economic growth has weakened since 1990. With the current unsettled political situation and low consumer confidence, it is possible that the Japanese economy may experience further weakness before its fundamental problems are addressed and a more normal growth rate is achieved.

The following subcaptions under the caption "Information about the Policies, Investments and Risks of the Underlying Liberty Funds" also apply to the Fund:
"Common Stocks Generally," "Small Capitalization Stocks," "Foreign Investments; Emerging Markets," and "Derivatives."

FF-36/502H-0799                                                  August 16, 1999